                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         August 22, 2003
                                                 -------------------------------



                     Citigroup Global Markets Holdings Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    New York                      1-15286                       11-2418067
----------------             -----------------              -------------------
(State or other                (Commission                    (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)

       388 Greenwich Street, New York, New York               10013
--------------------------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)

                                 (212) 816-6000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

         Exhibit No.    Description
         -----------    -----------

            1.01 Terms Agreement, dated August 22, 2003, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Equity Linked Securities (ELKS(R)) based on the common stocks of Applied Materials, Inc., General Electric Company, The Home Depot, Inc., J.P. Morgan Chase & Co. and Pfizer Inc. due August 30, 2004.

            4.01 Form of Note for the Company's Equity Linked Securities (ELKS(R)) based on the common stocks of Applied Materials, Inc., General Electric Company, The Home Depot, Inc., J.P. Morgan Chase & Co. and Pfizer Inc. due August 30, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 27, 2003                     CITIGROUP GLOBAL MARKETS
                                              HOLDINGS INC.



                                            By:  /s/ Mark I. Kleinman
                                               ---------------------------------
                                               Name:  Mark I. Kleinman
                                               Title: Executive Vice President
                                                      and Treasurer